UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2024

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	The Nasdaq Stock Market LLC
Warrants	PETVW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Agreement.

Effective as of April 10, 2024, A.L. Sarroff Fund, LLC (the “Lender”), a greater than 10% shareholder in PetVivo Holdings, Inc. (the “Company”) entered into a promissory note dated April 10, 2024 (the “Promissory Note”), in the amount of $300,000, plus accrued interest that may be converted into up to approximately 435,000 Units; each Unit is one (1) restricted share of Company Common Stock, having a par value of $0.001 per share (“Share”) and one (1) common stock purchase warrant (“Purchase Warrant”), granting the holder of one (1) Purchase Warrant thereof the right to purchase one (1) Share at any time from the issue date of the Warrant through and including the third (3rd) anniversary of such date, for a strike price of one dollar and fifty cents ($1.50) per Purchase Warrant (the “Warrants”). The maturity date of the Promissory Note is May 10, 2024, the interest rate is 10% per annum and the effective conversion price is $0.70 per Unit. The issuance of restricted shares of the Company’s common stock upon conversion of the Promissory Note is exempt from registration under Section 4(a)(2) of the Securities Act. The Lender is sophisticated and represented in writing that he is an accredited investor and acquired the securities for his own account for investment purposes. A legend will be placed on the stock certificates issued upon conversion of the Promissory Note stating that the securities are “restricted securities” under Rule 144 of the Securities Act, have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

The foregoing is only a summary of the material terms of the Promissory Note and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Promissory Note is qualified in its entirety by reference to the forms of such agreement, which is filed as Exhibit 10.1 this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Promissory Note dated April 10, 2024 between the Company and the Lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: April 15, 2024	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer